Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 31, 2004

Unity Wireless Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-30620

Commission File Number)

91-1940650

(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

(Address of principal executive offices and Zip Code)

(800) 337-6642

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit 99.1

Item 3.02 Unregistered Sales of Equity Securities.

(a)

On August 31, 2004 Unity Wireless Corporation sold to investors $1,250,000 principal amount of Secured Convertible Promissory Notes (“Notes”) and Warrants to purchase 3,125,000 shares of common stock at $0.20 per share (“Warrants”).

(b)

The total offering price was $1,250,000. In connection with the financing, the Company paid a total of $125,000 in fees to and $13,200 in expenses, including $110,000 in fees to Duncan Capital LLC (“Duncan”) but excluding fees of the Company's counsel. The Company also issued to Duncan warrants to purchase 625,000 shares of common stock at an exercise price of $0.20 and in the form of the Warrants sold to investors.  The Company has granted to Duncan certain first refusal and other rights in respect of certain future transactions, and certain indemnification rights.

(c)

The securities were issued in a private placement under the exemption set forth in Section 4(2) of the Securities Act of 1993 Act (the “Act”) and Rule 506 thereunder from the registration requirements under the Act

(d)

The principal, interest and other amounts owing under the Notes are convertible into common stock at the option of the holders at $0.20 per share. The principal, interest and other amounts owing under the Notes automatically convert into common stock at $0.20 per share, subject to volume limitations set forth in the Notes, if the closing price of the common stock during a period designated in the Notes is not less than $0.30 per share and a registration statement is then in effect with respect to the sale of the shares of common stock issuable on conversion.

(e)

The Warrants are exercisable at $0.20 per share and expire on September 1, 2009. On notice by the Company the Warrants will expire earlier if the closing price of the common stock during a period designated in the Warrants is not less than $0.40 per share and a registration statement is in effect with respect to the sale of the shares of common stock issuable on exercise. The Warrants may be exercised on a cashless basis (i.e., by deducting from the number of shares otherwise issuable on exercise a number of shares that have a then market value equal to the exercise price) after August 30, 2005 so long as no registration statement is in effect with respect to the sale of shares issuable on exercise.

(f)

The foregoing summary of certain terms of the Notes and Warrants, and of the Company’s relationship with Duncan Capital LLC, is qualified by reference to the actual terms of the instruments that are included as exhibits with this filing.

Item 9.01 Exhibits

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

Exhibit 4.2 Form of Secured Convertible Promissory Note

Exhibit 4.3 Form of Warrant

Exhibit 4.4 Form of Security Agreement

Exhibit 4.5 Financial Advisory /Investment Banking Agreement with Duncan Capital LLC, as amended

Exhibit 99.1 Press Release issued by the Registrant on September 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION

By: /s/ Ilan Kenig

Chief Executive Officer and Principal Executive Officer

Date: September 7, 2004

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

UNITY WIRELESS CORPORATION

CONVERTIBLE NOTE AND WARRANT

PURCHASE AGREEMENT

August _____, 2004

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

UNITY WIRELESS CORPORATION

CONVERTIBLE NOTE AND WARRANT

PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement (the “Agreement”) is made as of the ____ day of August, 2004 by and between Unity Wireless Corporation, a Delaware corporation (the “Company”) and each of the entities or persons listed on Exhibit A-1 attached to this Agreement (each a “Holder” and together the “Holders”).

RECITALS

The Company desires to issue and sell, and each person or entity listed on Exhibit A-2 (each a “Purchaser” and together the “Purchasers”) desires to purchase a secured convertible promissory note in substantially the form attached to this Agreement as Exhibit B (the “Note”) which shall be convertible on the terms stated therein into equity securities of the Company.

The Company desires to issue and each Holder desires to receive a warrant to purchase shares of common stock, par value $0.001 per share of the Company (the “Common Stock”) in substantially the form attached to this Agreement as Exhibit C (the “Warrant”).  The Notes, the Warrants and the Common Stock issuable upon conversion or exercise thereof are collectively referred to herein as the “Securities.”

The parties are entering into an Escrow Agreement dated on or about the date hereof (the “Escrow Agreement”) with HSBC Bank USA (the “Escrow Agent”), in substantially the form attached hereto as Exhibit D.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.

Purchase and Sale of Notes and Warrants.

(a)

Sale and Issuance of Notes and Warrants.  Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase severally and not jointly at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A-2.  With respect to each Purchaser, the purchase price of each Note shall be as set forth opposite such Purchaser’s name on Exhibit A-2.  Subject to the terms and conditions of this Agreement, each Holder is receiving a Warrant to purchase the number of shares of Common Stock (with respect to each Holder, their “Warrant Shares”) set forth opposite such Holder’s name on Exhibit A-1.  With respect to each Holder, the purchase price of each Warrant shall be as set forth opposite such Holder’s name on Exhibit A-1.

(b)

Closing; Delivery.

(i)

The purchase and sale of the Notes and Warrants shall take place at the offices of Rele & Becker LLC, 192 Lexington Avenue, Suite 804, New York, NY 10016, at 12:00 p.m., on August ____, 2004, or at such other time and place as the Company and the Holders mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

(ii)

Prior to the Closing, each Purchaser shall wire an amount equal to their respective purchase prices to the Escrow Agent.

(iii)

At the Closing, the Company shall deliver to each Holder the Note and/or Warrant to be purchased or received by such Holder against (1) release by the Escrow Agent of the amounts of the respective purchase prices (less expenses and fees as agreed to by the Company and the Agent (as defined below)) by wire transfer to a bank designated by the Company, and (2) delivery of counterpart signature pages to this Agreement.

(iv)

Each of the Holders hereby  designates and irrevocably appoints Duncan Capital LLC (the “Agent”), as its agent to act on its behalf pursuant to the Escrow Agreement, including without limitation the release of the Escrow Funds (as defined thereunder) pursuant to the terms contained therein.   Each of the Holders hereby indemnifies and agrees to defend and hold harmless the Agent for all actions and inactions taken in good faith under the Escrow Agreement.

2.

Stock Purchase Agreement.  Each Holder understands and agrees that the conversion of the Notes into, and exercise of the Warrants for, shares of Common Stock of the Company will require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities.

3.

Representations and Warranties of the Company.  The Company hereby represents and warrants to each Holder as follows:

(a)

Duly Incorporated.  The Company and Unity Wireless Systems Corporation, a British Columbia corporation which is wholly owned by the Company and  is the Company’s sole subsidiary and which maintains its sole office in British Columbia (the “Subsidiary”), are each corporations duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, with the requisite power and authority to own, lease and operate its respective properties and conduct its business as presently conducted or proposed to be conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect (as defined below).

(b)

Corporate Power.  The execution and delivery of this Agreement, the Note, the Warrant, the Security Agreement and any other document or instrument executed in connection herewith or therewith (the “Transaction Documents”) are within Company’s powers and have been duly authorized by all necessary corporate and, if required, stockholder action.  The Transaction Documents have been duly executed and delivered by Company and each constitutes a legal, valid and binding obligation of Company enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equity principles (whether considered in a proceeding in equity or at law).

(c)

Capitalization. The capitalization of the Company is set forth in the Company’s Report on form 10-QSB for the period ending June 30, 2004 (the “10Q”), such information set forth in the 10Q is true, correct and complete as of the date hereof.  Except for the Subsidiary, the Company does not own directly or indirectly more than 5% of any class of capital stock or other equity or long-term debt securities of or have any equity interest in excess of 5% of any other person; all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or “Blue Sky” laws) or voting.  All of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company.  Except as set forth in the 10Q, no options, warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations of the Company or any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Subsidiary are outstanding.  Except as reflected in the SEC Reports (as defined below), there is no agreement, understanding or arrangement among the Company or any Subsidiary and each of their respective stockholders or any other person relating to the ownership or disposition of any capital stock of the Company or any Subsidiary or the election of directors of the Company or any Subsidiary or the governance of the Company’s or any Subsidiary’s affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Documents.

(d)

No Consents.  The execution and delivery of the Transaction Documents and the issuance of the Securities (i) does not require any consent or approval of, registration or filing with, or any other action by any governmental authority, (ii) will not violate any applicable law or regulation applicable to Company or any of its subsidiaries or the articles of incorporation or bylaws of Company or other agreement of Company or any of its subsidiaries or any order of any governmental authority applicable to Company or any of its subsidiaries, (iii) will not violate any agreement of Company or any of its subsidiaries or result in a default under any agreement or instrument evidencing or governing any indebtedness of Company or any of its subsidiaries or assets of Company or any of its subsidiaries or give rise to a right thereunder to require any payment to be made by Company, and (iv) will not result in the creation or imposition of any lien on any asset of Company or any of its subsidiaries, except for liens created or imposed pursuant to this Agreement.

(e)

SEC Reports; Financial Statements; Sarbanes-Oxley Act Compliance. Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or Section 15(d) of the Exchange Act, for the three (3) years preceding the date hereof (or such shorter period as Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since January 1, 2003, the staff of the Division of Corporation Finance of the Commission has not provided Company with any comments on any registration statement, report or other document filed with the Commission under the Securities Act or the Exchange Act. The financial statements of Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. KPMG LLP, which have certified certain financial statements of Company and its consolidated subsidiaries included in the SEC Reports, are independent public accountants as required by the Securities Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and are registered and in good standing with the Public Company Accounting Oversight Board in accordance with the Sarbanes-Oxley Act of 2002.  Company is in compliance with all applicable material requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement.  Company does not have pending before the Commission any request for confidential treatment of information.

(f)

Material Changes. Since the date of the 10Q, and other than as described in registrations statements and reports filed with the Commission or set forth on Schedule 3(f) hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) Company has not altered its method of accounting, (iv) Company has not declared or made any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans.  For purposes herein, a “Material Adverse Effect” shall mean (i) a material adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business or financial condition of Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents.

(g)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Company, threatened against or likely to materially affect the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), including, but not limited to, the Commission or any State Attorney General (collectively, an “Action”) which (i) adversely affects or challenges or could adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither Company nor any Subsidiary, nor, to the knowledge of Company, any current director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state or province securities laws or a claim of breach of fiduciary duty.  There is not pending or, to the knowledge of Company, contemplated, any investigation by the Commission and/or other entity involving Company or any current directors or officers of Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Securities Act.

(h)

Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company which could reasonably be expected to result in a Material Adverse Effect.

(i)

Compliance.  Neither Company nor any Subsidiary (a) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (a), (b) and (c) as would not result in a Material Adverse Effect.

(j)

Regulatory Permits. Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k)

Title to Assets.  All material property and assets owned by the Company and the Subsidiaries are owned outright free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances, except for (i) liens for current taxes not yet due, (ii) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of the Company or (iii) set forth on Schedule 3(k) hereto.

(l)

Intellectual Property Rights.

(i)

Company and its Subsidiaries own, or possess adequate rights or licenses to use all trademarks, trademark applications, trade names, service marks, service mark registrations, service names, patents, patent applications, patent rights, copyrights, copyright applications, inventions, licenses, permits, approvals, governmental authorizations, know-how (including trade secrets and other unpatented and/or unpatentable proprietary and confidential information, systems or procedures) and other intellectual property rights (collectively, “Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted or proposed to be conducted.  Company’s Intellectual Property Rights are valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, or is expected to expire or terminate within three years from the date of this Agreement, and all applications therefor are pending and in good standing.  Company and its Subsidiaries do not have any knowledge of any infringement by Company or its Subsidiaries of Intellectual Property Rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to Company’s knowledge, has been threatened against, Company or its Subsidiaries regarding infringement of Intellectual Property Rights.  All personnel, including employees, agents, consultants and contractors, who have contributed to or participated in the conception and development of Company’s Intellectual Property Rights have either (a) been a party to a “work for hire” arrangement or agreement with Company or a Subsidiary, in accordance with federal, state or province law, that by its terms accords to Company or a Subsidiary ownership of all tangible or intangible property thereby arising, or (b) have executed appropriate instruments of assignment in favor of Company or a Subsidiary as assignee that by their terms validly convey to Company or a Subsidiary complete and sole ownership of all tangible and intangible property thereby arising, and Company and its Subsidiaries have taken other reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(ii)

Neither Company nor any Subsidiary is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any license agreement, collaboration agreement, development agreement or similar agreement relating to their respective businesses.

(m)

Transactions With Affiliates and Employees. Other than as described in SEC Reports, and except as set forth on Schedule 3(m), none of the officers, directors, employees and/or affiliates of Company or the Subsidiaries is a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director employee or such affiliate or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, partner or affiliate other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of Company and (c) for other employee benefits, including stock option agreements under any stock option plan of Company, which in the aggregate (for the total amount in (a), (b) and (c) combined) does not exceed the amount of $5,000 for any officer, director, employee or affiliate.

(n)

Disclosure Controls and Procedures; Internal Accounting Controls.  The management of Company has (i) designed disclosure controls and procedures to ensure that material information relating to Company, including its Subsidiaries, is made known to the management of Company by others within those entities, and (ii) has disclosed, based on its most recent evaluation, to Company’s outside auditors and the audit committee of the Board of Directors (A) any significant deficiencies in the design or operation of internal controls which could adversely affect Company’s ability to record, process, summarize and report financial data and have identified for Company’s outside auditors any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Company’s internal controls. Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o)

Listing and Maintenance Requirements. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of the trading market on which the Common Stock is traded.

(p)

Tax Status. Company and each of its Subsidiaries has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations or to Company’s knowledge otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Company know of no basis for any such claim.

(q)

Right of First Refusal; Anti-Dilution Right. Except as set forth on Schedule 3(q), no person is a party to any agreement, contract or understanding, written or oral entitling such party to (i) a right of first refusal or (ii) purchase or otherwise receive any securities of Company, at any time, in each case with respect to offerings of securities by Company.

(r)

Insurance.  Each of Company and its Subsidiaries maintain insurance of the types and in the amounts deemed adequate for its business, including, but not limited to, product liability insurance, insurance covering real and personal property owned or leased by Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(s)

Environmental.  Company and each of its Subsidiaries is, to the best of its knowledge, in material compliance with all applicable published rules and regulations (and applicable standards and requirements) of the United States Environmental Protection Agency (the “EPA”) and of any similar foreign or state agency.  To the knowledge of the Company, there is no material suit, claim, action or proceeding now pending before any court, governmental agency or board, or other forum, nor is any of the same threatened by any Person; and, there is no fact or circumstance actually known to Company which could reasonably be anticipated to be the basis for any such suit, claim, action or proceeding, for (i) noncompliance by Company with any environmental law, rule, regulation or requirement, or (ii) relating to the release or threatened release into the environment by Company of any pollutant, toxic or hazardous material, oil, or waste generated by Company.  To the knowledge of the Company, the Company has not released any Hazardous Materials (as hereinafter defined) at any site owned or leased by Company or shipped any Hazardous Materials for treatment, storage or disposal at any other site of facility.  For purposes of this Section 3(s), “Hazardous Materials” shall mean and include any solid, hazardous or toxic waste, substance or material as defined in the United States Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act; the Comprehensive Environmental Response, Compensation and Liability Act; applicable foreign and state laws for the protection of the environment, and the regulations promulgated under any of the foregoing.

(t)

Conduct of Business.  Since December 31, 2003, Company has not (a) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, having a Material Adverse Effect, (b) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (c) discharged or satisfied any liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the balance sheet dated as at December 31, 2003, and forming part of the SEC Documents, and current liabilities incurred since December 31, 2003, in each case in the usual and ordinary course of business, (d) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, (e) sold, transferred or leased any of its assets except in the usual and ordinary course of business, (f) cancelled or compromised any debt or claim, or waived or released any right, of material value, (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties or business of Company, (h) entered into any transaction other than in the usual and ordinary course of business except for this Note and the related agreements referred to herein, (i) encountered any labor difficulties or labor union organizing activities, (j) made or granted any wage or salary increase or entered into any employment agreement, (k) issued or sold any shares of capital stock or other securities or granted any options with respect thereto, or modified  any equity security of Company, (l) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities, (m) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations or results of operations other than changes, events or conditions in the usual and ordinary course of its business, having (either by itself or in conjunction with all such other changes, events and conditions) a Material Adverse Effect, (n) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted, or (o) entered into any agreement or otherwise obligated itself, to do any of the foregoing.

(u)

Conversion Securities.  The equity securities issuable upon conversion of the Notes and the exercise of the Warrant, when issued in compliance with the provisions of the Notes (assuming the holder of the Notes converts this Notes into equity securities) or the Warrant, as applicable, will be duly authorized and validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances created by Company.

(v)

Registration. The execution, issuance and delivery of the Transaction Documents and the issuance and sale of the securities of the Company to the Holders issuable upon conversion of the Notes to the Purchasers and the exercise of the Warrants by the Holders will be exempt from registration under the Securities Act.

4.

Representations and Warranties of the Holders.  Each Holder hereby represents and warrants to the Company that:

(a)

Authorization.  Such Holder has full power and authority to enter into this Agreement.  This Agreement,  when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)

Holder Entirely for Own Account.  This Agreement is made with the Holder in reliance upon the Holder’s representation to the Company, which by the Holder’s execution of this Agreement, the Holder hereby confirms, that the Securities to be acquired by the Holder will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Holder has not been formed for the specific purpose of acquiring any of the Securities.

(c)

Knowledge.  The Holder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d)

Restricted Securities.  The Holder understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein.  The Holder understands that the Securities are “restricted securities” under applicable U.S. federal, state and province securities laws and that, pursuant to these laws, the Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Other than as set forth herein, the Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale.  The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Holder’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)

No Public Market.  The Holder understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Securities.

(f)

Legends.  The Holder understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.  UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MAY NOT TRADE THIS SECURITY OR ANY SECURITY ISSUED IN RESPECT OF THIS SECURITY IN CANADA BEFORE 4 MONTHS AFTER THE DATE OF THIS AGREEMENT”

(ii)

Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(g)

Accredited Investor.  The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

5.

Covenants.

(a)

For so long as the Notes remain outstanding,

 (i)

Maintaining Properties, Assets.  Company shall reasonably maintain in good repair, working order and condition its properties and other assets, and those of any Subsidiary, and from time to time make all reasonably necessary repairs, renewals and replacements thereto.

(ii)

Liens.  Company shall not, and shall not permit any of its Subsidiaries to, create, incur or suffer to exist any security interests, liens, claims, charge or encumbrances (“Liens”) upon any of its or its Subsidiaries’ assets or properties, except for (i) Liens created by operation of law such as materialmen’s liens, mechanic’s liens and other similar liens; (ii) deposits, pledges or Liens securing obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits; (iii)  Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith by appropriate proceedings with the establishment of adequate reserves on the balance sheet of Company; (iv) Liens securing indebtedness to commercial banks and other institutional lenders; (v) Liens that are subordinate in all respects to the Liens held by the Purchasers and (vi) Liens in existence as of the date hereof as set forth on Schedule 5(c) hereto (collectively, the “Permitted Liens”).

(iv)

Extraordinary Actions.    The Company shall not nor shall it permit any Subsidiary to: (i) acquire, sell or otherwise transfer any material assets or rights of the Company or a Subsidiary or enter into any contract or agreement relating to the sale of assets which is not consummated pursuant to an arms length transaction, (ii) enter into any contract, agreement or transaction (including any transfer or sale of Intellectual Property Rights) with any officer, director, stockholder or affiliate of the Company or a Subsidiary other than ordinary course transactions that are consistent with past practice and pursuant to arms length terms, (iii) directly or indirectly pay or declare any dividend or make any distribution upon, redeem, retire or repurchase or otherwise acquire, any shares of capital stock or other securities of the Company or a Subsidiary, or (iv) materially change the Company’s line of business as currently conducted.

(b)

Until the date occurs on which: (A) no Notes or Warrants remain outstanding and (B) either (x) no shares of Common Stock issued upon the conversion or exercise of the Notes or Warrants remain outstanding or (y) 180 days have elapsed since the date upon which any Note or Warrant was last outstanding,

 (i)

Non-Public Information.  Company covenants and agrees that neither it nor any other person acting on its behalf will provide Holders or their agents or counsels with any information that Company believes constitutes material non-public information, and, in any event, Company hereby agrees that Holders shall not have any duty of confidentiality or any other obligation with respect to any such information if any such disclosure occurs, subject to such Holders complying with all applicable securities laws.

(ii)

Form D and Blue Sky. If required, Company shall file a Form D with respect to the issuance of the Notes and Warrants (or the issuance of Common Stock or other equity securities upon conversion of the Notes or exercise of the Warrants) as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to Holders promptly after such filing. Company shall take such action as Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Notes and Warrants for sale to Holders pursuant to the Notes and Warrants (or the issuance of Common Stock or other equity securities upon conversion of this Notes or exercise of the Warrants) under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to Holders promptly after such filing.  However, the Company shall not be required to execute any general consent to service of process in order to obtain such blue sky clearance, except in a jurisdiction where the Company is already subject to such process.

(iii)

Reservation of Common Stock.  As of the date hereof, Company has reserved and Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling Company to issue the shares of Common Stock upon conversion of the Notes and the full exercise of the Warrants.

(iv)

Listing of Common Stock.  Company hereby agrees to maintain the listing and trading of the Common Stock on its current trading market, and to file with the trading market to list the applicable shares of Common Stock issuable in connection herewith on the trading market.  Company further agrees, if Company applies to have the Common Stock traded on any other trading market, it will include in such application the shares of Common Stock issuable in connection herewith and will take such other action as is necessary or desirable in the opinion of Holders to cause such shares to be listed on such other trading market as promptly as possible. Company will take all action necessary to continue the listing and trading of its Common Stock on its current trading market and will comply in all material respects with Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

(v)

Furnishing of Information.  Company covenants and agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Company after the date hereof pursuant to the Exchange Act.  Until the later of the date none of the Holders no longer owns the Notes, the Warrants or any Registrable Securities, if Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Holders and make publicly available in accordance with Rule 144(c) such information as is required for Holders to sell its shares of Common Stock under Rule 144. Company further covenants and agrees that it will take such further action as Holders may reasonably request, all to the extent required from time to time to enable such person to sell any shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(vi)

Shareholders Rights Plan.  No claim will be made or enforced by Company or any other person that Holders are an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Holders could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Registrable Securities under the Notes, Warrants or under any other agreement between Company and Holders.

(vii)

Reporting Obligations.  Company shall continue to file or furnish pursuant to the Exchange Act or the Securities Act, and Company shall use commercially reasonable best efforts to maintain its status as an issuer required to file such reports under the Exchange Act.  In addition, Company shall take all actions necessary to continue to meet the “registrant eligibility” requirements set forth in the general instructions to Form SB-2 or any successor form thereto, to continue to be eligible to register the resale of the shares of Common Stock issuable on the conversion of the Notes or exercise of the Warrants under the Securities Act on such Form.

6.

Registration Rights.

(a)

Piggyback Registration Rights in Company.  If, at any time, there is not an effective registration statement covering the resale all of the shares of Common Stock of the Company issued pursuant to or in connection with the conversion of the Notes or exercise of the Warrants (collectively, the “Registrable Securities”), and Company shall determine to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement relating to an offering for its own account or the account of others under the Securities Act, of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then Company shall send to Holders a written notice of such determination and, if within ten (10) days after receipt by Holders of such notice, Company shall receive a request in writing from Holders, Company shall include in such registration statement all or any part of such Registrable Securities Holders requests to be registered at no cost to Holders (other than underwriting discounts, fees and commissions).  Holders (or their designee(s)) shall also be provided with such other rights, and Company shall have such obligations, as customarily accompany investor piggyback registration rights, including, without limitation, the right of Holders to customary indemnification by Company, Company’s obligation to prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective until the disposition of all securities covered by such registration statement, the obligation of Company to register and qualify the securities covered by such registration statement under applicable state securities and blue sky laws, the obligation of Company to cause the securities covered by such registration statement to be listed or quoted on the Trading Market on which Company’s securities are then listed or quoted and the obligation of Company to cause to be provided customary legal opinions and comfort letters of its independent certified accountants if requested in connection with a sale pursuant to such registration statement).  Notwithstanding the foregoing, if a registration involves an underwritten offering, and the lead managing underwriter shall advise Company that the amount of securities to be included in the offering exceeds the amount which can be sold in the offering, the number of securities owned by Holders to be included in the offering shall be eliminated or reduced as required by the managing underwriter.

(b)

Registration Right in Company.

(i) No later than thirty (30) days following the date of this Agreement (assuming no registration statements have been filed as provided in Section 6(a) that already cover the resale of all of the Registrable Securities) (the “Filing Date”), Company shall prepare and file with the Commission a registration statement (the “Registration Statement”) covering the resale of all of the Registrable Securities not included in any another effective registration statement of the Company, which offering shall be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Registration Statement required hereunder shall be on Form SB-2 (except if Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case the Registration Statement shall be on another appropriate form in accordance herewith). Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in no event later than ninety (90) days from the date of this Agreement; provided however the Company shall have one hundred twenty (120) days in the event that the Commission provides comments on the original Registration Statement (“Commission Comments”).  The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or other restrictions pursuant to Rule 144(k) (the “Effectiveness Period”).  Holders (or their designee(s)) shall also be provided with such other rights, and Company shall have such obligations, as customarily accompany investor registration rights, including, without limitation, the right of Holders to customary indemnification by Company, Company’s obligation to prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective until the disposition of all securities covered by such registration statement, the obligation of Company to register and qualify the securities covered by such registration statement under applicable state securities and blue sky laws (provided, however, that the Company shall not be required to execute any general consent to service of process in order to obtain such blue sky clearance, except in a jurisdiction where the Company is already subject to such process), the obligation of Company to cause the securities covered by such registration statement to be listed or quoted on the Trading Market on which Company’s securities are then listed or quoted and the obligation of Company to cause to be provided customary legal opinions and comfort letters of its independent certified accountants if requested in connection with a sale pursuant to such registration statement).

(ii) Filing Default Liquidation Damages.  If a Registration Statement is not filed on or prior to the date that is forty-five (45) days following the date hereof (the “Filing Deadline Penalty Date”), then Company shall pay to each Purchaser an amount in cash, until the earlier of the date that the Registration Statement is filed or the Registrable Securities may be sold pursuant to Rule 144(k) without regard to volume or other restrictions, as liquidated damages and not as a penalty, (i) one-half of one percent (0.5%) of such Purchaser’s Face Amount (as defined in such Purchaser’s Note) for the first thirty (30) days (or any part thereof) following the Filing Deadline Penalty Date, and (ii) an additional one-half of one percent (0.5%) of such Purchaser’s Face Amount for each thirty (30) day period subsequent thereto (or any part thereof), such payment(s) to be made in immediately available funds no later than five (5) days after the first date of each such 30 day period (or any part thereof).

(iii) Effectiveness Default Liquidation Damages.  In addition to any liquidated damages paid, accrued and/or to be paid pursuant to Section 6(b)(ii), if (1) the Registration Statement is not declared effective on or prior to ninety (90) days (or one hundred and twenty (120) days, in the event of the receipt of Commission Comments) following the date of this Agreement, or (2) if the Registration Statement has been declared effective and subsequent thereto is not effective (or otherwise does not permit the resale of the Registrable Securities covered thereby) for any period of time until the date that the Purchasers no longer own any Registrable Securities (an “Effectiveness Default”), then the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to (i) one-half of one (0.5%) percent of such Purchaser’s Face Amount for the first thirty (30) days (or any part thereof), and (ii) an additional one-half of one percent (0.5%) of such Purchaser’s Face Amount for each thirty (30) day period subsequent thereto (or any part thereof) until the earlier of such date (a) the Registration Statement is declared effective and permits the resale of the Registrable Securities covered thereby (or if previously declared effective until the date the Registration Statement becomes effective again and otherwise permits the resale of the Registrable Securities covered thereby), and (b) the Registrable Securities may be sold pursuant to Rule 144(k) without volume limitation or other restriction.  Any such payment(s) shall be made in immediately available funds no later than five (5) days after the first day of each 30 day period (or any part thereof), as the case may be, of each such Effectiveness Default.

(w)

  No Inconsistent Agreements.  Company agrees not to enter into any other agreement which is inconsistent with the registration rights provisions of this Agreement or contains registration rights provisions which are senior to the registration rights granted in this Agreement.

1.

Conversion Rights with Respect to Future Financings.

(a)

In the event that the Company or a subsidiary of the Company proposes to consummate a Qualified Financing the Company shall notify each Purchaser in writing as soon as reasonably practicable (such notice shall in no event be later than ten (10) business days prior to the closing of such Qualified Financing) of such proposed Qualified Financing, such notice shall include a term sheet and/or the most current set of transaction documents and the projected date and location of the closing of the proposed Qualified Financing (the “QF Closing”);  provided that if there is a series of transactions, the rights provided in this Section apply only to the transactions commencing with the first transaction that causes the aggregate amount of Qualifying Securities issued in such transactions to equal or exceed $1,000,000. For the purposes hereof, the term “Qualified Financing” shall mean the sale and/or issuance of $1,000,000 or more of Qualifying Securities (as defined below) of the Company or a subsidiary of the Company in one or a series of transactions within a one year period from the date of effectiveness of the registration statement covering all of the Registrable Securities. For the purposes hereof, the term “Qualifying Securities” shall include equity securities and debt securities of the Company or a subsidiary of the Company that are convertible, exercisable or exchangeable in any manner for equity securities; provided however it shall exclude any security of the Company or a subsidiary of the Company which has been issued exclusively in exchange for the exercise, surrender and/or cancellation of warrants of the Company or a subsidiary of the Company.

(b)

Each Purchaser shall have the right to participate in a Qualified Financing regardless of the participation (or lack thereof) by other Purchasers by exchanging all of such Purchaser’s Note as provided in this Section 7. In the event that a Purchaser (an “Electing Purchaser”) elects to participate in the Qualified Financing with respect to all of their Note, such Electing Purchaser shall provide notice of such election to participate to the Company prior to the closing of the Qualified Financing.  The Company shall provide each Electing Purchaser on a timely basis with such information (including materially revised transaction documents and revised projected closing dates) as reasonably requested by such Electing Purchaser.

(c)

Except as otherwise provided in this Section 7(c), the terms of the Qualified Financing shall provide that each Electing Purchaser shall be entitled to the same identical rights and securities as the other investors participating in the Qualified Financing and shall be bound by the same identical obligations and restrictions as the other investors participating in the Qualified Financing.  For all purposes of the Qualified Financing, the Electing Purchaser shall be considered and deemed to have invested in the Qualified Financing in an amount equal to the unpaid principal balance and the accrued but unpaid interest under the Note (the “Remaining Balance”).  At the Qualified Financing, each Electing Purchaser shall deliver to the Company at the QF Closing, such Electing Purchaser’s Note and Warrant for cancellation by the Company and the Company shall to the extent it has not done so previously, pay in cash, to the Electing Purchaser all penalties and other amounts (other than the Remaining Balance) due under the Note.  Notwithstanding anything contained herein to the contrary, in the event that an Electing Purchaser has previously exercised all or a portion of their Warrant (the “Old Warrant”), and warrants (the “New Warrants”) are issued to investors in the Qualifying Financing, such Electing Purchaser shall be entitled to receive as part of the Qualified Financing, a New Warrant for such number of shares as is equal to: (A) the number of shares for which such Electing Purchaser would have received New Warrants in the Qualifying Financing in the absence of this sentence multiplied by (B) such Electing Purchaser’s Remaining Fraction (as defined below).  For the purposes hereof, the term “Remaining Fraction” shall mean the ratio of (A) such Electing Purchaser’s Warrant Shares less the number of shares of common stock that such Electing Purchaser has previously exercised under the Warrant (determined without giving effect to the adjustments, if any, provided for in Section 12 of the Warrant)  over (B) such Electing Purchaser’s Warrant Shares.  The Electing Purchaser shall as a condition to its participation in the QF Closing agree to terminate this Agreement (other than with respect to this Section 7 in connection with such Qualified Financing), the Security Agreement and all liens on the Company’s assets granted by the Company in connection with this Agreement (other than those liens, if any, granted in connection with the Qualified Financing).

8.

Miscellaneous.

(a)

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)

Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

(c)

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)

Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid and return receipt requested, if such notice is addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)

Finder’s Fee.  Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction, other than to Duncan Capital LLC (which will sole responsibility of the Company).  Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible, including without limitation payments to Duncan Capital LLC.

(g)

Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Company and the Holders. Any amendment or waiver effected in accordance with this Section 7(g) shall be binding upon each Holder and each transferee of the Securities, each future holder of all such Securities, and the Company.

(h)

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)

Entire Agreement.  This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(j)

Survival of Representations, Warranties and Covenants. (i) the representations and warranties contained in Section 3 hereof shall survive the repayment or conversion of the Notes until the Warrants are exercised in full or expire and (ii) the covenants contained in Section 5 hereof shall survive for the period of time set forth in Section 5.

(k)

Exculpation Among Purchasers.  Each Holder acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Holder agrees that no Holder nor the respective controlling persons, officers, directors, partners, agents, or employees of any Holder shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

[Signature Pages Follow]

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

The parties have executed this Convertible Note and Warrant Purchase Agreement as of the date first written above.

COMPANY:

UNITY WIRELESS CORPORATION

By:

Name:

Title:

Address:

Facsimile Number:

PURCHASERS:

____________________________________

(Purchaser)

By:

Name:

(print)

Title:

Address:

Facsimile Number:

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

Exhibit A-1 -

Schedule of Holders

Exhibit A-2

Schedule of Purchasers

Exhibit B -

Form of Promissory Note

Exhibit C -

Form of Warrant

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

EXHIBIT A-1

SCHEDULE OF HOLDERS

Name/Address and Facsimile Number of Holders	Number of Shares Issuable Pursuant to Warrant

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

EXHIBIT A-2

SCHEDULE OF PURCHASERS

Name/Address and Facsimile Number of Purchaser	Principal Amount of Note	Purchase Price Allocated to Note	Purchase Price Allocated to Warrant

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

EXHIBIT B

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

EXHIBIT C

FORM OF WARRANT

Exhibit 4.1 Form of Convertible Note and Purchase Agreement

EXHIBIT D

FORM OF ESCROW AGREEMENT

Exhibit 4.2 Form of Secured Convertible Promissory Note

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH REGISTRATION IS NOT REQUIRED. UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MAY NOT TRADE THIS SECURITY OR ANY SECURITY ISSUED IN RESPECT OF THIS SECURITY IN CANADA BEFORE 4 MONTHS AFTER THE DATE OF THIS AGREEMENT.

UNITY WIRELESS CORPORATION

SECURED CONVERTIBLE PROMISSORY NOTE

U.S. $[             ]

August [__], 2004

THIS PROMISSORY NOTE (this “Note”) is made as of this [__] day of August, 2004, by Unity Wireless Corporation, a corporation incorporated under the laws of Delaware (“Maker”), in favor of [_____________] or its assigns (“Payee”).

RECITALS

WHEREAS, this note and certain other similar notes issued concurrently herewith (collectively, the “Notes”) are being issued pursuant to a Convertible Note and Warrant Purchase Agreement dated as of the date hereof (the “Purchase Agreement”).

WHEREAS, the closing price of the shares of common stock $.001 par value of the Maker (“Common Stock”) was $[   ] per share (the “Closing Price”) as of the date hereof.

WHEREAS, Maker requires the financing provided pursuant to the Notes for working capital and general corporate purposes.

WHEREAS, in order to secure the payment obligation of the Maker hereunder, the Maker and the Payee simultaneously herewith are executing and delivering a Security Agreement dated as of the date hereof (the “Security Agreement”).

NOTE AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and for and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Payee hereby covenant and agree as set forth below.   All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Purchase Agreement.

FOR VALUED RECEIVED, Maker hereby promises to pay to the order of Payee, the principal sum of [                              ] DOLLARS ($         ) (the “Face Amount”), or such lesser amount as may from time to time be otherwise owing from Maker to Payee under this Note, together with interest on the principal amount from time to time outstanding hereunder accrued from the date hereof at the rate and in the manner set forth below.  All payments of principal or interest or both shall be paid as set forth below, and each such payment shall be made in lawful money of the United States of America.

This Note is subject to the following terms and conditions:

1.

Payments of Principal and Interest.

(a) Repayment.  Unless otherwise repaid or converted as provided herein, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable in full on the date that is two (2) years following the date hereof (the “Maturity Date”).  Payee’s conversion rights shall be extinguished upon payment in full of all principal and accrued interest and all other amounts due hereunder on or after the Maturity Date.  Interest shall accrue and be payable in arrears on an Interest Payment Date (as defined in Section 2 below).

(b) Late Fee Upon Failure To Repay.  If Maker fails to repay this Note on or prior to the Maturity Date or such earlier date resulting from the acceleration  of the date upon which the principal amount of this Note shall be payable in accordance with the terms of this Note (due to an Event of Default or otherwise), the interest rate on the outstanding principal amount, accrued and unpaid interest and all other amounts due hereunder shall increase to a rate of 20% per annum, until all amounts owing on this Note are repaid in full.

(c) Optional Prepayment.  Upon the provision of at least twenty (20) days prior written notice to the Payee, Maker shall be entitled, at its option, to repay part of or all the outstanding principal amount, interest, late fees, penalties and all other amounts due hereunder (the “Outstanding Balance”); provided, only however that Maker simultaneously elect to repay an equal portion of the Outstanding Balance of each of the Notes issued under the Purchase Agreement; provided, further however that a Registration Statement covering the Registrable Securities has been declared effective and remains in effect on the date such written notice is provided and on the date of repayment as set forth in such written notice. In the event of any prepayment pursuant to this section, in addition to all other amounts due hereunder an early prepayment penalty shall be payable hereunder in such amount as is equal to: (i) ten percent (10%) of the principal amount and accrued interest thereon, in the event such prepayment is made within 180 days of the date of issuance of this Note or (ii) twenty percent (20%) of the principal amount and accrued interest thereon, in the event that such prepayment is made 180 days or more after the date of issuance of this Note.

(a)

Manner of Payment.  Maker shall make payment in accordance with the terms of this Note no later than 5:30 p.m. (New York City time) on the date when due, in immediately available funds.  Each payment of principal and of interest shall be paid by Maker without setoff or counterclaim to Payee at Payee’s address set forth in Section 15, or to such other location or accounts within the United States as Payee may specify in writing to Maker from time to time, in immediately available funds or as otherwise explicitly provided for herein.

(b)

Cancellation.  After all amounts owed on this Note have been paid in full and/or all amounts due under this Note has been converted in full into common stock $.001 par value of the Maker (“Common Stock”) as provided in Section 3, this Note will be surrendered to Maker for cancellation and will not be reissued.

1.

Interest Rate.

a)

This Note will bear interest at the rate equal to eight percent (8%) per annum the date hereof to and including the date of payment or conversion of this Note.  Interest on this Note shall be calculated on the basis of actual days elapsed and a 360-day year of twelve 30-day months.

b)

Interest on this Note shall be due and payable quarterly in arrears on each March 1st, June 1st, September 1st and December 1st (each an “Interest Payment Date”), except that if such date is not a day on which commercial banks or governmental offices are not open for business in the city of New York (a “Business Day”) then the Interest Payment Date shall be the next day that is a Business Day. Such interest shall, at the option of Maker, either be paid in cash or in shares of Common Stock at a price per share equal to the Discounted Trading Price (as defined below) (subject to proportional adjustments for stock splits, stock dividends and the like).  For the purposes hereof, the term “Discounted Trading Price” shall mean ninety percent (90%) of the average of the closing prices of the Common Stock on the Trading Marker for the three Trading Days prior to the Interest Payment Date. Notwithstanding anything contained herein to the contrary, Interest may be paid in shares of Common Stock only if a Registration Statement covering the Registrable Securities has been declared effective and remains in effect at such time.  Any accrued interest that is not otherwise paid in cash or in shares of Common Stock on the applicable Interest Payment Date (whether due to Maker’s inability to pay such interest in cash or in shares of Common Stock) shall automatically, and without any action on the part of Maker, accrue and compound and be added to the outstanding principal and interest due under the Note on such Interest Payment Date.

1.

Conversion into Equity of Maker.

a)

Optional Conversion. The holder of this Note shall have the right at its sole election at any time (including without limitation during the notice periods set forth in Section 1(c) and Section 3(b)) to convert all or a portion of the Outstanding Balance due hereunder into shares of Common Stock at a price per share equal to 110% of the Closing Price (the “Conversion Price”) (subject to proportional adjustments for stock splits, stock dividends and the like).  Upon such conversion, Payee shall receive the same rights as all other holders of Common Stock in Maker and shall be treated for all purposes as the record holder of the shares of Common Stock issued upon such conversion.

b)

Mandatory Conversion. Upon the provision of at least twenty (20) days prior written notice (which notice shall also be given simultaneously to all Purchasers purchasing the Notes pursuant to the Purchase Agreement), the Maker shall have the right to convert a portion (provided such portion is the same for each Purchaser under the Purchase Agreement) or all of the Outstanding Balance into shares of Common Stock at a price equal to the Conversion Price; provided, however, (a) the closing execution price is greater than the Threshold Trading Price (as hereinafter defined) each day during the period commencing seven Trading Days (as hereinafter defined) prior to the date of such written notice and ending on the date of conversion as specified in such written notice; (b) such portion (or all) of the Outstanding Balance proposed to be converted is not in excess of the Threshold Percentage Limitation (as defined below); (c) a minimum of 200,000 shares of Common Stock (subject to proportional adjustments for stock splits, combinations, stock dividends and the like) have been  traded during each Trading Day of the period commencing seven Trading Days (as hereinafter defined) prior to the date of such written notice and ending on the date of conversion as specified in such written notice; (d) the Registration Statement covering the Registrable Securities has been declared effective and remains in effect on the date of such written notice as well as the date specified for conversion in such notice and (e) no Event of Default has occurred or is continuing to occur (regardless of the existence of an opportunity to cure) during such twenty day notice period.  For the purposes hereof, the term “Threshold Trading Price” shall mean an execution price on the Trading Market (as hereinafter defined) that is greater than 150% of the Conversion Price (subject to proportional adjustments for stock splits, combinations, stock dividends and the like). For the purposes hereof, the term “Threshold Percentage Limitation” shall mean, with respect to each Payee: (i) 10% of the Face Amount, in the event that a minimum of 200,000 shares of Common Stock (subject to proportional adjustments for stock splits, combinations, stock dividends and the like) have been  traded during each of the five Trading Days prior to the date of the written notice referred to in this Section and (ii) 20% of the Face Amount, in the event that a minimum of 400,000 shares of Common Stock (subject to proportional adjustments for stock splits, combinations, stock dividends and the like) have been traded during each of the five Trading Day prior to the date of the written notice referred to in this Section.  The Maker shall be permitted to exercise its rights pursuant to this section on one or more occasions, provided that the conditions precedent to the exercise of such rights by the Maker are met in each such separate occasion.

c)

Mechanics and Effect of Conversion.  Upon the conversion, redemption or prepayment of the principal amount or other amounts due in shares of Common Stock, as provided herein, in lieu of any fractional shares of Common Stock to which Payee would otherwise be entitled, Maker shall pay cash equal to such fraction multiplied by the last reported sale price of a share of Common Stock on the Trading Market on which the Common Stock is then listed or quoted for trading on the Trading Day prior to the date of conversion (or, if the Common Stock is not then listed or quoted for trading on any Trading Market, the fair market value of a share of Common Stock as determined by Maker in good faith).  Upon conversion of this Note in full pursuant to this Section 3, Payee shall surrender this Note, duly endorsed, at the principal offices of Maker or any transfer agent for Maker.  Payee shall also execute and deliver any ancillary agreements as may be required or reasonably requested to effect the conversion of this Note.  Maker shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Shares pursuant to this Section 3.  As used in this Section 3(c), the term “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question:  the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, and the term “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price).

d)

Reservation of Shares.  Maker shall at all times reserve and keep available out of its authorized equity securities, solely for the purposes of issuance upon the conversion of this Note as herein provided, such number of Shares as shall then be issuable upon the full conversion of this Note.  Maker covenants that it shall cause all Shares which shall be so issued to be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and, without limiting the generality of the foregoing, Maker covenants that it will from time to time take all such action as may be required to assure that the par value per share of the equity securities will at all times be equal to or less than the conversion price.  Maker will take all such action as may be necessary to assure that all such Shares may be so issued without violation of any applicable law or regulation.

e)

Rights Prior to Conversion.  Payee shall have no equity interest in Maker or any voting, dividend, liquidation or dissolution rights with respect to any equity securities of Maker solely by reason of this Note.  Furthermore, prior to the conversion, as set forth in this Section 3, and the issuance and delivery of a certificate or certificates evidencing the Shares purchased pursuant to the conversion, Payee shall have no interest in, or any voting, dividend, liquidation or dissolution rights with respect to any equity securities of Maker.

f)

No Inconsistent Agreements.  Maker agrees not to enter into any other agreement providing which is inconsistent with the registration rights provisions of this Note under the Purchase Agreement or contains registration rights provisions which are senior to the registration rights granted in this Note.

4.

Covenants.

a)

Unless Payee chooses to convert this Note, Maker shall repay the outstanding principal of this Note, all accrued and unpaid interest and all penalties, damages and fees due hereunder or in connection herewith on the Maturity Date.

b)

Simultaneously with the execution hereof, Maker shall file all forms and documents (the “Security Interest Filings”) in the applicable jurisdiction(s) in Canada necessary to perfect the priority security interest of the Payee in the Collateral (as defined in and with the priority as set forth in the Security Agreement).  Maker shall deliver copies of all such Security Filings to the Payee.

5.   Events of Default.  The following are “Events of Default” hereunder:

(a)

any failure by Maker to pay when due all or any principal or accrued interest hereunder;

(b)

any representation or warranty made by or on behalf of Maker herein or in the Purchase Agreement proves to have been incorrect, false or misleading in any material respect on the date of which made;

(c)

any failure by Maker to perform any material covenant or agreement under this Note (other than a failure to make payment of principal and accrued interest hereunder which shall be governed under Section 5(a) hereof), the Purchase Agreement, the Security Agreement, the Warrant or any other agreement, document or instrument contemplated hereby or thereby and such failure shall remain uncured for a period of five (5) days after receipt by Maker of written notice of such failure from Payee;

(d)

if Maker or any subsidiary of Maker shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Bankruptcy Code, (v) file a voluntary petition in bankruptcy or a petition for bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law and such petition or proceeding shall remain undismissed or unstayed for thirty (30) days, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

(e)

any dissolution, liquidation or winding up of Maker or any substantial portion of its business or a material subsidiary;

(f)

any cessation of operations by Maker or Maker is otherwise generally unable to pay its debts as such debts become due;

(g)

the failure by Maker to maintain any material Intellectual Property Rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future);

(h)

 if a default with respect to payment of interest or principal on indebtedness of $25,000 or more occurs under any other loan agreement, note or other instrument or evidence of indebtedness of Maker or its subsidiaries and continues beyond any applicable grace period therein provided;

(i)

final, non-appealable judgments for the payment of money, which judgments in the aggregate exceed $100,000, shall be rendered against Maker or its subsidiaries by a court of competent jurisdiction; or

(j)

a defect or other occurrence which materially interferes with or otherwise impairs the validity of the Security Interest  Filings and/or the ability of the Payee to continue to have a perfected first priority security interest in the Collateral.

provided, however, that with respect to any Event of Default (other than under Section 5(a), 5(d), 5(e) or 5(j)), the Maker shall give the Payee written notice of any such event (within forty-eight (48) hours of its occurrence) and, upon giving such notice, the Maker shall have fifteen (15) business days to cure such Event of Default; in the event that Maker fails to give written notice of the occurrence of such event, the Maker shall have no opportunity to cure such default (unless separately consented to by Payee); provided, further however with respect to any Event of Default under Section 5(a), 5(d), 5(e) or 5(j), the Maker shall give the Payee notice immediately upon such occurrence and there shall be no opportunity to cure such default.

1.

Remedies on Default.  If any Event of Default shall occur and be continuing, then the entire principal and all accrued interest under this Note shall, at the option of Payee (except in the case of an Event of Default under Section 5(d) or 5(e) above, in which event acceleration shall be automatic), become immediately due and payable, without notice or demand.

2.

Reserved.

3.

Use of Proceeds.  Maker covenants and agrees that all of the net proceeds that it receives from the sale of the Notes, although distributed, allocated and expended by Maker in its sole discretion, shall be used for working capital and general corporate purposes.

4.

Certain Waivers.  Except as otherwise expressly provided in this Note, Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default and notice of any and all of the foregoing.

5.

No Impairment.  Maker will not, by amendment of its articles of incorporation, bylaws, or through reorganization, consolidation, merger, dissolution, sale of assets, or another voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Payee against impairment.

6.

Amendments.  This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

7.

GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS NOTE OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING FOR THE ENFORCEMENT OR COLLECTION OF THIS NOTE.

8.

Notices.  All notices and communications shall be in writing and shall be as provided for in the Purchase Agreement.

9.

Transaction and Enforcement Costs.  In the event that Payee shall, after the occurrence and during the continuance of an Event of Default (and provided that Payee shall be permitted, at such time, to enforce its rights hereunder and retain payments received hereunder), turn this Note over to an attorney for collection, Maker shall further be obligated to Payee for Payee’s reasonable attorneys’ fees and expenses incurred in connection with such collection as well as any other reasonable costs incurred by Payee in connection with the collection of all amounts due hereunder.

10.

Loss, Theft, Destruction or Mutilation of Note.  Upon notice by Payee to Maker of the loss, theft, destruction or mutilation of this Note, and upon surrender and cancellation of this Note, if mutilated, Maker, as its expense, will make and deliver a new note of like tenor, in lieu of this Note.

11.

Successors and Assigns.  This Note and the obligations and rights of Maker hereunder, shall be binding upon and inure to the benefit of Maker, the holder of this Note, and their respective successors and assigns.  This Note is assignable by Payee to any other person or entity without the consent of Maker.

12.

Severability.  In the event that any provision of this Note becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Note will continue in full force and effect without said provision and the parties agree to replace such provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such provisions; provided, however, that no such severability will be effective against a party if it materially and adversely changes the economic benefits of this Note to such party.

13.

Further Assurances.  Maker and its agents shall each cooperate with Payee and use (or cause its agents to use) its best efforts to promptly (i) take or cause to be taken all necessary actions, and do or cause to be done all things necessary, proper or advisable under this Note and applicable laws to consummate and make effective all transactions contemplated by this Note as soon as practicable following the request of Payee, and (ii) obtain all approvals required to be obtained from any third party necessary, proper or advisable to the transactions contemplated by this Note.

1.

Usury.  Notwithstanding any provision to the contrary contained in this Note, or any and all other instruments or documents executed in connection herewith, Maker and Payee intend that the obligations evidenced by this Note conform strictly to the applicable usury laws from time to time in force.  If, under any circumstances whatsoever, fulfillment of any provisions thereof or any other document, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity.

2.

Indemnity.  Maker hereby agrees to defend, indemnify and hold Payee harmless from and against all claims, damages, investigations, judgments, penalties, costs and expenses (including attorneys' fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from Maker or third parties with whom the Maker has a contractual relationship, from the use of the proceeds of this Note, or arising directly or indirectly from the violation of any rule, regulation, statute or law, whether such claims are asserted by any governmental entity or any other person.

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Exhibit 4.2 Form of Secured Convertible Promissory Note

IN WITNESS WHEREOF, Maker has duly caused this Note to be signed on its behalf, in its company name and by its duly authorized officer as of the date first set forth above.

UNITY WIRELESS CORPORATION

By:

Name:
Title:

Acknowledged by:

[_________________________]

By:_______________________________

        Name:

        Title:

Exhibit 4.3 Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES. UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MAY NOT TRADE THIS SECURITY OR ANY SECURITY ISSUED IN RESPECT OF THIS SECURITY WITHIN CANADA BEFORE 4 MONTHS OF THE DATE OF THIS AGREEMENT.

UNITY WIRELESS CORPORATION

WARRANT TO PURCHASE ______ COMMON STOCK OF THE COMPANY

(SUBJECT TO ADJUSTMENT)

(Void after August ____, 2009)

W -

THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, _____________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after August ___, 2004 (the “Initial Exercise Date”) and on or prior to the close of business on August ____, 2009 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Unity Wireless Corporation, a Delaware corporation (the “Company”), up to ____________ 1

 Such number shall equal 50% of the face amount of such Holder’s note, on an as converted basis.

shares (the “Warrant Shares”) of common stock, par value $0.001 per share of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be $[    ] (the “Exercise Price”). The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Note and Warrant Purchase Agreement dated on or about the Initial Exercise Date, by and among the Company and the parties signatory thereto (the “Purchase Agreement”).

1.

Exhibit 4.3 Form of Warrant

2.

Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 8 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

3.

Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue, if any).

4.

Exercise of Warrant.

(a)

Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(d), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been properly exercised by receipt by the Company of the Notice of Exercise and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 6 have been paid. If such conditions by the Holder have been met, and the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the close of business on the 3rd Trading Day after the date of such conditions being met by the Holder, then the Holder will have the right to rescind such exercise.  In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to a proper exercise, and all conditions being met by the Holder, by the close of business on the 3rd Trading Day after the date of exercise, and if after such 3rd Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in immediately available funds to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times and (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $100 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $80, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $20.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof.

(b)

If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)

The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own 5% or more of the number of shares of the Common Stock issued and outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(c), beneficial ownership shall be calculated in accordance with Section 13(d)(1) of the Exchange Act. For purposes of this Section 3(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 20-F or any comparable or successor form or forms, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within three Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Company Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

(d)

Commencing on the date which is the first anniversary of the Initial Exercise Date, but only so long as no registration statement is in effect for the public sale of shares issuable on exercise of this Warrant, this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =

the Closing Price on the Trading Day preceding the date of such election;

(B) =

the Exercise Price of the Warrants, as adjusted; and

(X) =

the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

5.

Mandatory Exercise.  At any time commencing on the 2nd anniversary of the Initial Exercise Date and before the Termination Date, upon at least twenty (20) days (the “First Notice Period”) prior written notice (“First Notice”) from the Company to the Holder (which notice shall be sent to all (and not less than all) Holders receiving Warrants pursuant to the Purchase Agreement), the Company may cause the Holder to exercise the Warrant on or prior to the date set forth in the First Notice, provided that (a) the closing execution price is greater than the Threshold Trading Price (as hereinafter defined) each day during the period commencing seven Trading Days (as hereinafter defined) prior to the date of such written notice and ending on the date of exercise of the Warrant by the Holder as specified in such written notice, (b) no Event of Default (as defined in the Note) has occurred or is continuing to occur (regardless of the existence of an opportunity to cure) during the First Notice Period and (c) a Registration Statement covering the Registrable Securities has been declared effective and remains in effect at such time; provided, however, nothing herein shall prevent the Holder from exercising the Warrant at anytime during the First Notice Period. In the event the Holder does not exercise the Warrant on or prior to the date set forth in the First Notice, then the Company shall give the Holder another ten (10) day written notice (the “Second Notice Period”) noting the failure of the Holder to exercise the Warrant within the First Notice Period. If the Holder fails to exercise the Warrant within the Second Notice Period, the Warrant shall expire and shall not be exercisable for shares of Common Stock.

For the purposes hereof, each of the following terms shall have the following meanings: (i) “Threshold Trading Price” shall mean an execution price on the Trading Market (as hereinafter defined) that is greater than 200% of the Exercise Price (subject to adjustments as provided in Section 12 below), (ii) “Trading Market” shall mean the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question:  the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, and (iii) “Trading Day” shall mean (A) a day on which the Common Stock is traded on a Trading Market, or (B) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price).

6.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

7.

Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

8.

Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

9.

Transfer, Division and Combination.

(a)

Subject to compliance with any applicable securities laws and the conditions set forth in Section 1 and Section 8(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)

This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)

The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

(d)

The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)

If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

10.

No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

11.

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of such loss, theft or destruction, upon delivery of an indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

12.

Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday in the State of New York.

(a)

Adjustments to Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder pursuant to this Section 12(a), the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13.

Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation or other entity (where the Company is not the surviving corporation or where there is a change in or distribution with respect to any class of common stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation or other entity and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation or other entity, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation or other entity (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or other entity or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) and, if an entity different from the successor or acquiring corporation, the entity whose common stock or Other Property the holders of Common Stock are entitled to receive as a result of such transaction, shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 13. For purposes of this Section 13, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

14.

Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

15.

Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

16.

Notice of Corporate Action. If at any time:

(a)

the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)

there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)

there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

17.

Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for (or facilitate electronic delivery of) the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the principal Trading Market upon which the Common Stock may be listed.

(a)

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(b)

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

18.

Miscellaneous.

(a)

Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the Company, and by its acceptance of this Warrant, the Holder, hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

(b)

Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, until registered for resale under the Securities Act, will have legends imprinted upon any stock certificates evidencing such Warrant Shares and the Company will notify its transfer agent of restrictions upon resale imposed by the applicable state and federal securities laws.

(c)

Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)

Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided, upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

(e)

Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)

Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)

Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)

Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i)

Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)

Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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Exhibit 4.3 Form of Warrant

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: August __, 2004

UNITY WIRELESS CORPORATION

By:

Name:

Title:

Acknowledged by:

_________________________

Name of Holder

By:_______________________________

        Name:

        Title:

Exhibit 4.3 Form of Warrant

NOTICE OF EXERCISE

To:

Unity Wireless Corporation

1.

The undersigned hereby elects to purchase ________ Warrant Shares of Unity Wireless Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2.

Payment shall take the form of (check applicable box):

□

in lawful money of the United States; or

□

the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

3.

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

4.

Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[PURCHASER]

By:

Name:

Title:

Exhibit 4.3 Form of Warrant

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

, whose address is:

Dated:

, 200_

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit 4.4 Form of Security Agreement

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is entered into as of August ___, 2004 by and among Unity Wireless Corporation, a Delaware corporation (the “Company”), and each of the Parties listed on Exhibit A hereto (each, a “Secured Party” and together, the “Secured Parties”).  Certain terms used in this Agreement have the meanings ascribed to them in the Convertible Note and Warrant Purchase Agreement dated as of August ____, 2004 by and among the Company and the parties signatory thereto (the “Purchase Agreement”).

RECITAL

A.

The Company wishes to borrow funds from the Secured Parties and is willing to return such amounts to the Secured Parties in cash or in securities as contemplated in Secured Convertible Promissory Notes in the form attached to the Purchase Agreement as Exhibit B thereto and incorporated herein by this reference (the “Notes”).

B.

The Secured Parties are willing to accept the Notes provided that the Company and each Secured Party enter into a Note, this Agreement, Purchase Agreement and such other documents as are contemplated hereby or thereby, and that the Company grant each Secured Party a security interest in the collateral contemplated hereunder.

NOW, THEREFORE, in consideration of the representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Grant of Security Interest.  Subject to the terms and conditions of this Agreement, the Company hereby assigns, conveys, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, a security interest in and to all property which is in the Company’s possession or control in any matter or for any purpose, including, without limitation, the Company’s right, title and interest in the now owned and hereafter acquired assets described on Exhibit A, and the proceeds, increase and products of such property, and all property  which the Company  may  receive on account of such  property (collectively, the “Collateral”), subject only to first priority security interests that secure or will secure current or future indebtedness of the Company to commercial banks and other institutional lenders. Each Secured Party hereby agrees to subordinate its security interest to the security interest of such present or future commercial banks or other institutional lenders, and will  at the Company’s request execute and deliver to such lenders such subordination agreements as such lenders may from time to time reasonably request. The Company is permitted to grant a lien subordinate to the lien of the Secured Parties in the Collateral to any lender.

2.

Obligation Secured.  This Agreement shall secure the performance of the Notes on the conditions set forth below.

3.

Covenants of the Company.  The Company hereby covenants and agrees with the Secured Parties as follows:

3.1

Defense.  The Company shall defend the Collateral against any adverse claims or demands. The Company shall not sell, contract for sale, discount, factor, pledge, grant or permit to arise or exist a security interest in, license, or otherwise dispose of, encumber or impair the rights of the Secured Parties to any of the Collateral, except in arms length transaction with third parties until each Note has been satisfied without the prior written approval of the Secured Parties.

3.2

Cooperation.  The Company shall cooperate with the Secured Parties to enable the Secured Parties to obtain and maintain a fully perfected security interest in the Collateral. Such cooperation shall include, without limitation, assisting the Secured Parties with the giving of such notices as the Secured Parties deem necessary or appropriate to inform third parties of the Secured Parties’ security interest in the Collateral, and executing from time to time such additional documents and instruments,  including any financing statements under the Uniform Commercial Code (“UCC”), as amended, and the UCC as in effect in the State of New York, as may be requested by the Secured Parties to perfect, continue or protect the security interest created by this Agreement, including paying the cost of filing the same in all public offices wherever filing is required by applicable law to perfect a security interest or is deemed by the Secured Parties to be necessary or desirable or otherwise to achieve the purposes of this Agreement.

3.3

Notice of Claims.  The Company shall promptly advise the Secured Parties in writing of the initiation of any legal proceedings against the Company which may have an adverse material effect on the Collateral, or the threat thereof. The Company shall promptly notify Secured Parties in writing of any event that materially affects the rights and remedies of Secured Parties in relation to the Collateral, including, but not limited to, the levy of any legal process against the Collateral.

3.4

Discharge.  The Company will pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon their income or upon any of their properties or assets, or upon any part thereof, as well as all lawful claims of any kind which, if unpaid, might by law become a lien or a charge upon the Collateral; provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted.

3.5

Preserve Collateral.  The Company shall maintain the Collateral in good and saleable condition, repair it as necessary and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Secured Parties to inspect the Collateral at any reasonable time.

3.6

Deposit Proceeds.  As to Collateral which is inventory or accounts, the Company will, subject to the right of other senior secured creditors, after an Event of Default under the Notes, deposit all cash proceeds as received in a demand deposit account designated by Secured Parties, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which give rise to proceeds, all acquisitions and returns of inventory, and all non-cash proceeds other than inventory received in trade, as required by Secured Parties.

3.7

Collect Proceeds.  As to Collateral which is accounts, chattel paper, general intangibles and proceeds, the Company warrants, represents and agrees that if an account debtor shall also be indebted to the Company on another obligation, any payment made by such account debtor not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Secured Parties have a security interest.

3.8

Insure Collateral.  The Company has adequate insurance insuring the Collateral against risks and liability to the extent customarily maintained by businesses similar to the Company.

3.9

Pay Costs.  The Company shall pay all costs and expenses, including reasonable attorneys’ fees, paid or incurred by the Secured Parties to enforce this Agreement, to protect the security interest of the Secured Parties in the Collateral, or to preserve, process, develop, maintain, care for or insure the Collateral, or any part thereof.

3.10

Maintain Company.  The Company will notify Secured Parties immediately of any proposed change in the debtor’s name, identity, corporate structure, location or location of Collateral.

3.11

Fulfill  Obligations.  The Company shall use all reasonable efforts to fulfill its contractual obligations under the Note, this Agreement, the Purchase Agreement and the documents contemplated thereby or hereby.

1

Representations and Warranties.

4.1

Representations and Warranties of the Company.  The Company represents and warrants to the Secured Parties as follows:

a)

The Company is duly organized, validly existing and in good standing under the laws of Delaware and has the power and authority to own and operate its properties, to carry on its business as currently conducted and as proposed to be conducted and to enter into and perform this Agreement.

b)

This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

c)

The execution and performance of this Agreement has been duly authorized and will not constitute a breach of or a default under the terms of the organizational documents of the Company or any agreement to which the Company is party or by which it is bound or restrictions on transfer under applicable federal and state securities laws.

d)

Any officers, agents or representatives acting for or on behalf of the Company in connection with this Agreement have been duly authorized and are fully empowered to act in connection with this Agreement and all matters related thereto.

e)

Except as set forth on Schedule 4.1(e), the Company has good and marketable title, free and clear of any and all adverse claims, liens and encumbrances, to the Collateral, free and clear of all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever.

f)

The Company recognizes that in an Event of Default under the Note the Secured Parties may be unable to effect a public sale of all or a part of the Collateral.  The Company understands that private sales so made may be at prices and on other terms less favorable to the Company than if the Collateral were sold at public sales, and agrees that the Secured Parties have no obligation to delay the sale of any of the Collateral.  The Company agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner, if made at arms’ length.

g)

The Company’s principal place of business is as provided in the first paragraph of this Agreement, and the Company keeps its inventory and records concerning accounts, contract rights and other property at the locations set forth on Schedule 4.1(g).

h)

Neither the Company nor, to the best of the Company’s knowledge, any affiliate (as such term is used in Rule 405 under the Securities Act of 1933, as amended) have performed any acts which might prevent the Secured Parties from enforcing any of the terms of this Agreement or which would limit the Secured Parties in any such enforcement.  No Collateral is in the possession of any person (other than the Company) asserting any claim thereto or security interest therein.  The security interests created hereunder constitute valid security interests under the Uniform Commercial Code securing the Notes to the extent that a security interest may be created in the Collateral.

4.1

Representations and Warranties of the Secured Parties.  Each Secured Parties represents and warrants that:

a)

the Secured Party has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to obtain any additional information which the Secured Party has deemed necessary or appropriate for deciding whether or not to accept the Collateral as collateral for the Note, and has had an opportunity to receive, review and understand the disclosures and information regarding the Company’s financial statements, capitalization and other business information as set forth in Company’s filings with the Securities and Exchange Commission.

b)

The Secured Party has such knowledge and experience in financial and business matters, including investments in other early stage companies, that it is capable of evaluating the merits and risks of the Note, and it is able to bear the economic risk of such loan.  Further, the Secured Party has such knowledge and experience in financial and business matters that he or it is capable of utilizing the information made available to him or it in connection with the loan.

c)

If Secured Party is a corporation, partnership, trust or estate: (i) the individual executing and delivering this Agreement on behalf of the Secured Party has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of Secured Party and (ii) the signature of such individual is binding upon Secured Party.

4.3

Survival of Representations and Warranties.  All of the representations and warranties contained in this Agreement shall survive for so long as any amounts are owed under the Notes.

5

Additional Rights of Secured Parties.

5.1

Choice of Remedies.  After an Event of Default under the Notes and any waiting or notice periods required by New York law, the Secured Parties shall have the right to do any one or more of the following:

a)

Declare any indebtedness under the Notes immediately due and payable.

b)

Enter the premises of the Company and enforce and exercise all of the rights and remedies of secured parties under the UCC of the State of New York.

c)

Require the Company to assemble the Collateral and sell the Collateral, in one or more sales, for cash or on credit or to a wholesaler, retailer or user of the Collateral, at a private or public auction, all of which shall be deemed to be commercially reasonable.

d)

Take such measures as the Secured Parties may consider necessary or desirable to preserve, process, develop, maintain or protect the Collateral or any portion thereof.

e)

Effect the transfer of any securities included in the Collateral into the name of the Secured Parties.

f)

Require the Company to place the interest of the Secured Parties as a lienholder on the certificate of title (or other evidence of ownership) of any vehicle or property owned by the Company or with respect to which the Company holds a beneficial interest.

g)

File or demand the Company file any forms or other documents required to be filed with the United States Patent and Trademark Office, United States Copyright Office, or any filings in any foreign jurisdiction required to secure or protect the Secured Parties’ interest in the Collateral.

h)

Notify an account debtor or the obligor on an instrument, if any, to make payment to the Secured Parties, whether or not the Secured Parties were theretofore  making  collections on the account or instrument.

i)

Take control of any and all proceeds to which the Secured Parties are entitled.

5.1.

No Notice.  The Secured Parties shall have no duty or obligation whatsoever to make or give any presentment, demand for performance, notice of non-performance, notice of protest or notice of dishonor in connection with the Collateral or to take any other action to preserve, protect or defend any right, title or interest of the Company with respect to any of the Collateral.  The Company waives: (a) any right to require the Secured Parties to proceed against any person before any other, or to pursue any other remedy; (b) any right to the benefit of or to direct the application of the Collateral until the obligations secured hereunder have been satisfied in full; (c) any right of subrogation to any lender until the Notes have been satisfied; or (d) any right to require the Secured Parties to (i) exhaust the Collateral, (ii) apply the Collateral in any particular order, (iii) obtain any bond under claim and deliver proceedings or retain possession of and not dispose of the Collateral taken under claim and delivery proceedings until after trial or final judgment.  The Company further waives, to the fullest extent permitted by law, all rights to notice for a judicial hearing prior to the time the Secured Parties takes possession or dispose of the Collateral upon default as provided herein.  The Secured Parties shall not be obligated to make any sale of the Collateral or any part of it if they determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given.  After an Event of Default under the Notes the Secured Parties may, without notice or publication, adjourn a public or private sale of the Collateral, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

5.2.

Discharge.  In addition to all other rights given to the Secured Parties herein, the Secured Parties may, but shall not be obligated to, discharge any or all taxes, liens, security interests or other encumbrances at any time levied or placed upon the Collateral.

5.3.

Insure Collateral.  If the Company should fail after reasonable request to deliver evidence of appropriate insurance to the Secured Parties, the Secured Parties may, but shall have no duty to, obtain at the Company’s cost and expense, insurance naming the Secured Parties and/or the Company as a payee, and the cost of such policy shall be secured by this Agreement and repaid by the Company.

5.4.

License.  For purposes of enabling the Secured Parties to exercise their rights and remedies hereunder, the Company hereby grants to the Secured Parties an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation by the Secured Parties) to use, license or sublicense any Collateral that constitutes intellectual property, to be exercisable by the Secured Parties solely after an Event of Default under the Notes.

5.5.

Power of Attorney and Notification. If an Event of Default (as defined in the Notes) has occurred and is continuing, the Company does hereby appoint the Secured Parties and its agents as Company’s attorney-in-fact: to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of the Company; to endorse the name of the Company upon any notes, checks, drafts, money orders, or other instruments, documents, receipts or Collateral that may come into its possession and to apply the same in full or part payment of any amounts owing to the Secured Parties; to sign and endorse the name of the Company upon any documents, instruments, drafts against account debtors, assignments, verifications and notices in connection with accounts, and any instrument or document relating thereto or to Company’s rights therein; and to give written notice to any office and officials of the post office to effect such change or changes of address that all mail addressed to Company may be delivered directly to Secured Parties.  If an Event of Default has occurred and is continuing, Company hereby grants to its said attorney-in-fact full power to do any and all things necessary to be done in and about the premises as fully and effectually as Company might or could do, and hereby ratifies all that its attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable for the term of this Agreement for all transactions hereunder and thereafter as long as the Company may be indebted to any Secured Parties under the Notes.

6.

Application of Proceeds.

1.1

Order.  All proceeds of any sale of the Collateral by the Secured Parties shall be applied as follows:

a)

first, to the payment of all reasonable fees and expenses incurred by the Secured Parties, pro rata, in connection with any such sale, including, but not limited to, the expenses of advertising the Collateral to be sold, all court costs and reasonable fees of counsel for the Secured Parties in connection therewith, and the payment of all reasonable costs and expenses paid or incurred by the Secured Parties in connection with the exercise of any right or remedy hereunder, to the extent that such advances, costs and expenses shall not theretofore have been reimbursed to the Secured Parties; and

b)

second, to the payment of 100% of the outstanding principal balance of the Notes, plus accrued interest, if any, on the Notes, pro rata.

6.2

Surplus or Deficiency.  Any surplus shall be delivered to the Company. If there is any deficiency, the Company shall promptly pay it to the Secured Parties on demand.

7.

Duration of Security Interest.  The grant of the security interest, and all other terms and conditions of this Agreement as set forth herein, shall terminate upon the Company’s payment in full of all indebtedness due under the Notes.  On the date that such payment in full occurs, the Secured Parties shall, within ten (10) business days, execute and file such documents and instruments, including a termination statement under the UCC, as may be required to terminate the Secured Parties’ security interest in the Collateral.

8.

Agreement Among the Secured Parties.

(a)

Payment Pro Rata.  Payment to the Secured Parties under the Notes shall be made in proportion to the principal and accrued interest then outstanding on any such date of payment to each, until such obligations are paid or retired in full.

(b)

Sharing of Payments.  If any Secured Party shall at any time receive any payment of principal, interest or other charge arising under a Note, or upon any other obligation of the Company or any sums by virtue of counterclaim, offset, or other lien that may be exercised, or from any security, other than payments made on the same date to all Secured Parties, such Secured Party shall share such payment or payments ratably with the other Secured Parties as to maintain as near as possible the unpaid balance of the loans pro rata according to the Secured Parties’ aggregate proportionate interests.

(c)

Sharing of Collateral. Upon the occurrence of any Event of Default (as defined in Notes), and if the Secured Parties proceed to exercise any rights with respect to the Collateral, the Secured Parties shall share the Collateral and the proceeds of such Collateral ratably, without priority of one over the other.

9.0

Notices.  Any notice, request or other document required or permitted to be given or delivered to one of the parties herein shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided, upon any permitted assignment of this Security Agreement by a Secured Party, the Secured Party shall promptly provide the Company with its contact information.

10.

Miscellaneous.

10.1.

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

10.2.

Governing Law.  This  Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof. The parties acknowledge that some or all of the Collateral is or may be located outside of the State of New York and that rights to the Collateral, as against other parties, may be subject to the laws of such jurisdiction(s) where the Collateral is located.

10.3.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile.

10.4.

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.5.

Attorney’s Fees.  If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the Secured Parties shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which they may be entitled.

10.6.

Waivers.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  The waiver of any default or event of default hereunder shall not be a waiver of any subsequent default or event of default.  The Secured Parties’ acceptance of partial or delinquent payments or the Secured Parties’ failure to exercise any rights they may have shall not waive any obligation of the Company or any rights of the Secured Parties or otherwise modify this Agreement, or waive any other similar matter.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

10.7.

Remedies Cumulative; Specific Performance.  The rights and remedies of the parties hereto shall be cumulative (and not alternative).  The parties to this Agreement agree that, in the event of any breach or threatened breach by the Company to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

10.8.

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith to achieve the closest comparable terms as is possible. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

10.9.

Venue.  Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the State of New York.

10.10.

Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements regarding the subject matter hereof existing between the parties hereto are expressly cancelled.

10.11.

Exculpation Among Secured Parties.  Each Secured Party acknowledges that it is not relying upon any person, firm or corporation, other than the representations and warranties of the Company contained herein or the Purchase Agreement, in making its investment or decision to accept the Collateral as security for the Notes.

Exhibit 4.4 Form of Security Agreement

IN WITNESS WHEREOF, the Company and the Secured Parties have caused this Agreement to be executed as of the date first above written.

COMPANY:	SECURED PARTY:
UNITY WIRELESS CORPORATION	___________________________________
By:_________________________________ Name: Title:	(please fill in name) By:__________________________________ Name: Title:

Exhibit 4.4 Form of Security Agreement

EXHIBIT A

This Exhibit A covers all right, title and interest of the Company in, to and under all of the following, wherever located and whether now owned or hereafter owned or acquired:

1.

all “accounts” of the Company, as defined in Section 9-106 of the Uniform Commercial Code (“UCC”), as amended, including, without limitation, all accounts receivable, obligations and contract rights owned or owing the Company;

2.

all “chattel paper” of the Company, as defined in Section 9-105(1)(b) of the UCC;

3.

all contracts, undertakings, franchise agreements or other agreements in or under which the Company may now or hereafter have any right, title or interest;

4.

all “deposit accounts” of the Company, as defined in Section 9-105(e) of the UCC, including, without limitation, any agreement relating to the terms of payment or the terms of performance thereof;

5.

all “documents” of the Company, as defined in Section 9-105(1)(f) of the UCC;

6.

all “equipment” of the Company, as defined in Section 9-109(2) of the UCC;

7.

all “fixtures” of the Company, as defined in Section 9-313(1)(a) of the UCC;

8.

all “general intangibles” of the Company, as defined in Section 9-106 of the UCC;

9.

all “instruments” of the Company, as defined in Section 9-105(1)(i) of the UCC;

10.

all “inventory” of the Company, as defined in Section 9-109(4) of the UCC;

11.

all “investment property” of the Company, as defined in Section 9-115(1)(f) of the UCC;

12.

any “security” of, held by or owned by the Company as defined in Section 8-102(c) of the UCC, including the shares of common stock or any other equity securities of [list name of companies in which the Company holds a shares or other securities].

13.

any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”);

14.

any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

15.

any and all design rights which may be available to the Company now or hereafter existing, created, acquired or held;

16.

all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same (collectively, the “Patents”);

17.

any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company connected with and symbolized by such trademarks (collectively, the “Trademarks”);

18.

any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

19.

all licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

20.

all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents;

21.

all property of the Company held by Secured Parties or any other party for whom the Secured Parties is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to the Company for any purpose, including, without limitation, safekeeping, collection or pledge;

22.

all other goods and personal property of the Company whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by the Company and wherever located; and

23.

to the extent not otherwise included, all “proceeds” as defined in Section 9-306(1) of the UCC of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Exhibit 4.4 Form of Security Agreement

Schedule 4.1(e)

Exhibit 4.4 Form of Security Agreement

Schedule 4.1(g)

Exhibit 4.5 Financial Advisory /Investment Banking Agreement with Duncan Capital LLC, as amended

D U N C A N│C A P I T A L

830 Third Avenue, 14th Floor

New York, NY  10022

(212) 581-5150 Tel

(212) 581-7010 Fax

www.duncancapital.net

June 24, 2004

Attn: Ilan Kenig

Unity Wireless Corporation

7438 Fraser Park Drive
Suite 2300
Burnaby, British Columbia V5J 5B9

RE:  FINANCIAL ADVISORY / INVESTMENT BANKING AGREEMENT

Dear Mr. Kenig:

This letter confirms the terms upon which Unity Wireless Corporation together with all subsidiaries, affiliates, successors and other controlled units, either existing or formed subsequent to the execution of this engagement (the “Company”), engages Duncan Capital LLC (“Duncan”), to act as the exclusive United States advisor for the Company in financial advisory, investment banking and related transactions.  This Agreement will be deemed to be effective as of the date set forth above.

1.

Scope of Engagement.

The Company hereby exclusively engages Duncan (the “Engagement”) to identify on an exclusive “best efforts” basis funding sources and secure financing for the Company through a private placement of equity and/or debt in one or more transactions with one or more investors and/or lenders (the “Financing”).

2.

Scope of Work.

In connection with the Engagement:

•

Duncan will familiarize itself to the extent it deems appropriate with the business, operations, financial condition and prospects of the Company;

•

Duncan will identify and introduce potential sources of Financing for the Company;

•

Duncan will assist the Company and its Board of Directors in evaluating Financing proposals;

•

Duncan will assist the Company and its counsel in finalizing any Financing arranged by Duncan;

•

Duncan will render such other financial advisory and investment banking services as may, from time to time, be agreed upon by Duncan and the Company; and

•

If requested, Duncan will participate in meetings of the Board of Directors of the Company (either in person or by telephone, as appropriate).

3.

Company Responsibilities, Representations and Warranties.

In connection with the Engagement:

•

The Company agrees to cooperate with Duncan and will furnish to Duncan all information and data concerning the Company (the “Information”) which Duncan reasonably deems appropriate for purposes of rendering its services hereunder, and will provide Duncan access to its officers, directors, employees and advisors.

•

The Company represents and warrants to Duncan that all Information included or incorporated by reference in any documents (including the Confidential Memorandum, if any) or otherwise made available to Duncan by the Company to be communicated to possible investors, lenders and/or other third parties in connection with the Financing: (a) will be complete and correct and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (b) any projected financial information or other forward-looking information which the Company provides to Duncan will be made by the Company in good faith, based on management’s best estimates at the time and based on facts and assumptions which the Company believed were reasonable at the time.

•

The Company agrees to promptly notify Duncan, in writing, if the Company believes that any Information that was previously provided to Duncan has become materially misleading or inaccurate in any way.

•

The Company acknowledges and agrees that, in rendering its services hereunder, Duncan will be using and relying on the Information (and information available from public sources and other sources deemed reliable by Duncan) without independent investigation or verification thereof or independent appraisal or evaluation of the Company or its business or assets, or any other party to the Financing. Duncan has no responsibility for the accuracy or completeness of any information, including the contents of a Confidential Memorandum, if any, regarding the Company.

•

The Company agrees it is solely responsible for the decision to accept a Financing and acknowledges that Duncan is not responsible for the due diligence, legal, regulatory, compliance and success or failure of any Financing.

•

Any advice rendered by Duncan during the Engagement or in meetings with the Company or its Board of Directors, as well as any written materials provided by Duncan, are intended solely for the benefit and confidential use of the Company and will not be reproduced, summarized, described or referred to or given to any other person for any purpose without Duncan’s prior written consent.

•

The Company represents to Duncan that the Company has not engaged in any public or private offering of securities or taken or failed to take any action that would cause any Financing not to qualify for an applicable exemption from registration under the Securities Act of 1933, as amended (the “Act”). Further the Company agrees not to solicit any offerees or take any action which might jeopardize the availability of exemption under the Act.

4.

Fees.

4.1 Capital or Debt Financing.  As compensation for services rendered in connection with each Financing completed by the Company, Duncan will be paid upon the closing for each such Financing a cash fee equal to 10% on any equity, subordinated debt or convertible debt raised (“Capital / Debt Fee”) not including exercise of Investor  warrants prior to any deductions or setoffs such as fees, deposits, reserves, expenses, or other amounts withheld or paid by the investor or lender, along with warrants described below.  Each transaction will be considered on its own and not integrated for purposes of this fee calculation.  To the extent that Duncan has used any other agents or broker dealers, Duncan will pay them directly or at Duncan’s option, the Company will pay such third-party agents and reduce Duncan’s Capital / Debt Fee by such amount and Duncan will indemnify and hold harmless the Company from any claim made by any such agent or broker-dealer (used by Duncan).  Any unpaid expenses approved by the Company in accordance with Section 5 below will be reimbursed to Duncan as well at each closing of a capital or debt Financing.

4.2 Warrants.  Duncan will receive warrants to purchase such number of shares of common stock equal to 10% of the aggregate number of fully-diluted and/or converted shares of common stock as are purchased by and/or issuable upon conversion securities issued in a Financing.  With respect to any debt financing, Duncan will receive warrants to purchase such number of shares of common stock equal to 10% of the principal amount of debt (on as-if-converted basis).  In each case, the warrants shall be purchased for a nominal sum and shall be exercisable for five (5) years, non callable, with a strike price equal to the Exercise Price.  Unless otherwise agreed by the parties, “Exercise Price” shall mean the 120% of the Conversion Price of common stock underlying the Notes prior to the Closing Date. The terms of the warrants shall be set forth in one or more agreements in form and substance reasonably satisfactory to Duncan and the Company.  The warrant agreements shall contain customary terms, including without limitation, provisions for stock splits, and customary demand and piggyback registration rights.

4.3 Follow-on Financing / Acquisition. For a period of twelve (12) months following the date of this Agreement and if a Financing or related transaction is completed with any party (i) which Duncan has identified, (ii) in respect of which Duncan has rendered advice, or (iii) with which Duncan has directly or indirectly held discussions or furnished information regarding the Company, including investors in any original Financing or related transaction (each a “Duncan-Identified Party”)as set forth in Attachment A, Duncan shall be entitled to receive fees as set forth in this Section 4 with respect to any such transaction.  If the Company enters into an acquisition or similar transaction within twelve (12) months of the termination of this Agreement with any Duncan-Identified Party, the Company and Duncan shall negotiate compensation to be paid to Duncan as is customary for a transaction of such type and size.  In the event that the Company consummates any transaction pursuant to this Section 4.3 (“Follow-on Transaction”), the Company hereby agrees to execute and deliver, prior to closing of such Follow-on Transaction, an irrevocable instruction letter to the party with whom such transaction is consummated (the “Third Party Funder”) referencing the fees due and owing to Duncan and instructing the Third Party Funder to wire the fees directly to an account designated by Duncan.  The Company hereby acknowledges that Duncan intends to, and shall be entitled to, send such Third Party Funder a letter (a) notifying them of the fee arrangements between the Company and Duncan, and (b) providing notice that any closing that does not include payment to Duncan will constitute a breach by the Company under this Agreement.

5.

Expenses.

The Company will reimburse Duncan, for all legal fees and expenses (in an amount not to exceed to $10,000 with respect to a Financing) and other out-of-pocket expenses (including independent experts retained by Duncan) reasonably incurred by it in connection with its representation and services hereunder solely for this transaction..  Duncan shall submit an invoice to the Company for all such fees and expenses. Such fees and expenses shall be due and payable upon consummation of a Financing; provided however that in the even that no Financing shall take place (for any reason) the Company shall still be obligated to promptly pay to Duncan all such fees and expenses referred to above upon submission by Duncan of statements to the Company. Duncan shall not incur any single expense (other than legal fees) in excess of $1,000 without prior written approval from the Company.

6.

Scope of Responsibility.

Neither Duncan nor any of its affiliates (nor any of their respective control persons, directors, officers, employees or agents) shall be liable to the Company or to any other person claiming through the Company for any claim, loss, damage, liability, cost or expense suffered by the Company or any such person arising out of or related to Duncan’s Engagement hereunder except for a claim, loss or expense that arises solely out of or is based solely upon any action or failure to act by Duncan, other than an action or failure to act undertaken at the request or with the consent of the Company, that is found in a final judicial determination to constitute bad faith, willful misconduct or gross negligence on the part of Duncan.

7.

Indemnification.

Since Duncan will be acting on behalf of the Company in connection with its engagement, the Company agrees to indemnify Duncan as set forth in Exhibit A to this Agreement.  Such indemnification agreement is an integral part of this Agreement and the terms thereof are incorporated by reference herein.  Such indemnification agreement shall survive any termination or completion of Duncan’s engagement hereunder.

8.

Termination.

The term of this Agreement is six (6) months from the date hereof; provided, however, that Duncan’s Engagement hereunder may be terminated, with or without cause, by either the Company or Duncan upon thirty (30) days prior written notice to the other party; provided, further, that such termination will not affect Duncan’s right to (a) expense reimbursement under Section 5, (b) receipt of payment of any fees or compensation pursuant to Section 4, (c) the indemnification contemplated by Section 7 above, and (d) any other compensation due under any other provision of this Agreement.

9.

Right of First Refusal and Other Transactions

If, in the six months following completion of the Financing, the Company elects to raise additional funds from a private placement of equity and/or debt to United States Investors, Duncan (with the exception of a Financing proposed to be conducted by a United States Top Tier Investment Banks or Mark Mueller) will have the first right of refusal to secure such funds.  In addition, if in the six months following the completion of the Financing, the Company seeks to engage in any mergers and/or acquisitions transactions in the United States, Duncan (with the exception of any such transaction proposed to be conducted through a United States Top Tier Investment Banks or Mark Mueller), will have the right of first refusal to advise the Company on any such transactions on mutually agreeable terms.  In the case of any transaction referred to in the prior two sentences that is conducted through Mark Mueller, Duncan and its investors will have the right to participate as investors in up to 20% of any such transaction on the same terms as other investors.

10.

Governing Law; Jurisdiction; Waiver of Jury Trial.

10.1

This Agreement will be deemed made in New York and will be governed by the laws of the State of New York without regard to the conflict of law principles contained therein. The Company irrevocably submits to the jurisdiction of any court of the State of New York, for the purpose of any suit, action or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against the Company. Each of the Company (and, to the extent permitted by law, on behalf of the Company’s equity holders and creditors) and Duncan hereby knowingly, voluntarily and irrevocably waive any right it may have to a trial by jury in respect of any claim based upon, arising out of or in connection with this Agreement and the transactions contemplated hereby (including, without limitation, any Financing or Acquisition).

10.2

Any dispute arising hereunder, if not settled by mutual agreement, shall, at either party’s option, and, upon written notice by one party to the other, be settled by final and binding arbitration in New York, New York.  The arbitration shall be conducted in accordance with the Commercial Dispute Resolution Procedures and Rules of the American Arbitration Association (“AAA Rules”) by a single disinterested arbitrator appointed in accordance with such AAA Rules.

10.3

The arbitrator shall have authority to award relief under legal or equitable principles, including interim or preliminary relief, and to allocate responsibility for the costs of the arbitration and to award recovery of attorneys’ fees and expenses in such manner as is determined by the arbitrators.

10.4

Judgment upon the award rendered by the arbitrators may be entered in any court having personal and subject matter jurisdiction.  Each party hereby submits to the in personam and subject matter jurisdiction of the federal and state courts in the County of New York for the purpose of confirming any such award and entering judgment thereon.

All proceedings under Sections 10.2 through 10.4 and all evidence given or discovered pursuant hereto, shall be maintained in confidence by both parties, except as required by law.

11.

No Rights in Equityholders, Creditors.

This Agreement does not create, and will not be construed as creating, rights enforceable by any person or entity not a party hereto, except those entitled thereto by virtue of Section 7 herein. The Company acknowledges and agrees that (a) Duncan will act as an independent contractor and is being retained solely to assist the Company in its efforts to help with possible Financing(s), and that, Duncan is not being retained to advise the Company on, or to express any opinion as to, the wisdom, desirability or prudence of consummating any Financing; and (b) Duncan is not and will not be construed as a fiduciary of the Company or any affiliate thereof and will have no duties or liabilities to the equity holders or creditors of the Company, and affiliates of the Company or any other person by virtue of this Agreement and the retention of Duncan hereunder, all of which duties and liabilities are hereby expressly waived. Neither equity holders nor creditors of the Company are intended beneficiaries hereunder. The Company confirms that it will rely on its own counsel, accountants and other similar expert advisors for legal (including compliance with state and federal securities laws), accounting, tax and other similar advice.

12.

Duncan; Other Activities.

12.1

It is understood and agreed that Duncan and/or its affiliates may, from time to time, make a market in, have a long or short position, buy and sell or otherwise affect transactions for customer accounts and for their own respective accounts in the securities of, or perform investment banking or other services for, the Company and other entities which are or may be the subject of the Engagement contemplated by this Agreement. This is to confirm that possible investors identified or contacted by Duncan could include entities in respect of which Duncan may have rendered or may in the future render services.

12.2

The Company acknowledges that Duncan and its affiliates are in the business of providing financial services and consulting advice to others.  Nothing herein contained shall be construed to limit or restrict Duncan in conducting such business with respect to others, or in rendering such advice to others, except as such advice may relate to matters relating to the Company’s business and properties which information shall be confidential.

12.3

The Company shall not make or issue any public announcements or other communications regarding or relating to this Agreement without the prior approval of Duncan, except as required by law.

13.

Miscellaneous.

13.1

This Agreement may not be modified or amended except in writing executed in counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument.

13.2

This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof.

13.3

Neither party may assign this Agreement without the prior written consent of the other party.

13.4

If any provision of this Agreement shall for any reason be held invalid or unenforceable by any court, governmental agency or arbitrator of competent jurisdiction, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

13.5

The provisions contained in Sections 3, 4, 5, 7, 8, 9, 10, 11 and 13 shall survive expiration or termination of this Agreement.

13.6

All notices, requests, demands and other communications hereunder shall be given in writing and shall be (a) personally delivered; (b) sent by telecopier; (c) sent by an internationally-recognized overnight courier, or (d) sent to the parties at their respective addresses indicated herein by registered or certified mail, return receipt requested and postage prepaid.  The respective addresses to be used for all such notices, demands or requests are as follows:

If to the Company,

Unity Wireless Corporation

7438 Fraser Park Drive

Suite 2300

Burnaby, British Columbia V5J 5B9

Telecopier:

Attention: Ilan Kenig

Or to such other person or address as the Company shall designate in writing to the other party.

If to Duncan,

Duncan Capital LLC

830 Third Avenue, 14th Floor

New York, New York  10022

Telecopier: (212) 581-7010

Attention: David Fuchs

with a copy to:

The same address listed above for Duncan, Attn: General Counsel.

If personally delivered or delivered via internally-recognized overnight courier, such communication shall be deemed delivered upon actual receipt; if transmitted by telecopier pursuant to this Section 13, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); and if sent by mail pursuant to this Section 13, such communication shall be deemed delivered as of the fifth (5th) business day following deposit of such communication in the mail.  Either party to this Agreement may change its address at any time by giving notice thereof in accordance with this Section 13.

If the foregoing correctly sets forth our Agreement, please so indicate by signing below and returning an executed copy to Duncan Capital LLC. This Agreement may be executed by the exchange by facsimile/telecopy or e-mail/electronic signature between the Parties of signed counterparts of this Agreement. We look forward to working with you and the rest of the management team in a long-term relationship that assists the Company in achieving its business goals.

Sincerely,

ACCEPTED AND APPROVED:

Duncan Capital LLC

Unity Wireless Corporation

_________________________

________________________

David Fuchs

Ilan Kenig

President

President, Director and CEO

Exhibit 4.5 Financial Advisory /Investment Banking Agreement with Duncan Capital LLC, as amended

EXHIBIT A – INDEMNIFICATION PROVISIONS

In connection with our engagement of Duncan as our consultant and advisor, the Company hereby agrees to indemnify and hold Duncan and its affiliates (which, purposes of this indemnity, shall include Duncan Capital Group LLC, a Delaware limited liability company) and the directors, officers, partners, shareholders, members, employees and agents of Duncan and each other person, if any, controlling Duncan or any of its affiliates (collectively the “Indemnified Persons”), harmless from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including, but not limited to, fees and expenses of counsel) which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with the Company’s engagement of Duncan pursuant to this Agreement between the Duncan and the Company, or (B) otherwise related to or arising out of Duncan’s activities on our behalf pursuant to Duncan’s engagement under this Agreement, and the Company shall reimburse any Indemnified Person for all expenses (including, but not limited to, fees and expenses of counsel) as incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding (collectively a “Claim”), whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.  The Company will not, however, be responsible for any Claim which is finally judicially determined to have resulted exclusively from the gross negligence or willful misconduct of any person seeking indemnification hereunder.  The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with Duncan’s engagement under the Agreement except for any Claim incurred by the Company solely as a direct result of any Indemnified Person’s gross negligence or willful misconduct.

The Company further agrees that it will not, without the prior written consent of Duncan settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes a legally binding, unconditional, and irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution, but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, unless, and only to the extent that, such failure results in the forfeiture by it of substantial rights and defenses, and such failure to so notify the Company will not in any event relieve it from any other obligation or liability it may have to any Indemnified Person otherwise than under this Agreement.  If the Company so elects or is requested by such Indemnified Person, it will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel.  In the event, however, that such Indemnified Person reasonably determines in its sole judgment that having common counsel would present such counsel with a conflict of interest or such Indemnified Person concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend it in any such Claim and the Company shall pay the reasonable fees and expenses of such counsel.  Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims or counterclaims, or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including, but not limited to, for the fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof.  In any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such defense and to retain its own counsel therefor at its own expense.

The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason, then (whether or not Duncan is the Indemnified Person) the Company and Duncan shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Duncan, on the other, in connection with Duncan’s engagement by the Company under the Agreement, subject to the limitation that in no event shall the amount of Duncan’s contribution to such Claim exceed the amount of fees actually received by Duncan from the Company pursuant to Duncan’s engagement under the Agreement.  The Company hereby agrees that the relative benefits to it, on the one hand, and Duncan, on the other hand, with respect to Duncan’s engagement under the Agreement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by the Company or its stockholders as the case may be, pursuant to the transaction (whether or not consummated) for which Duncan is engaged to render services bears to (b) the fee paid or proposed to be paid to Duncan in connection with such engagement.

The Company’s indemnity, reimbursement and contribution obligations under this Agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that an Indemnified Party may have at law or at equity.

Should Duncan, or any of its directors, officers, partners, shareholders, members, agents or employees, be required or be requested by the Company to provide documentary evidence or testimony in connection with any proceeding arising from or relating to Duncan’s engagement under the Agreement, the Company agrees to pay all reasonable expenses (including, but not limited to, fees and expenses of counsel) in complying therewith and customary fees for sworn testimony or preparation thereof, payable in advance.

Exhibit 99.1 Press release issued by Registrant on September 7, 2004

Unity Wireless

Technology & Innovation to Power a Wireless World!

FOR IMMEDIATE RELEASE

Unity Wireless Closes $1.25 Million Financing

September 7, 2004 - BURNABY, BC – Unity Wireless Corporation (OTCBB: UTYW), a developer of integrated wireless subsystems and power amplifiers, announced today that it has privately placed $1,250,000 principal amount of two-year 8% secured notes with certain institutional and accredited investors. The secured notes are convertible at $0.20 per share representing a premium to the Company’s recent trading price. Five-year warrants to purchase 3,750,000 shares exercisable at $0.20 per share were also issued in the placement. Net proceeds to the Company were approximately $1.11 million.

Dallas Pretty, Unity Wireless Corporation’s CFO commented, “As we are currently receiving interest from larger tier-one customers, it is imperative that we strengthen our balance sheet in order to prepare for business from these customers and for the volume of production orders expected.”

Duncan Capital LLC, an NASD registered broker dealer, served as placement agent for the financing.

About Unity Wireless www.unitywireless.com

Unity Wireless is a leading ISO 9001:2000 certified developer of integrated RF (radio frequency) subsystem solutions for wireless communications networks.  Integrated RF subsystems are an integral part of the base station and repeater infrastructure that comprise the backbone of wireless communications networks around the world.  From analog cellular to 3G mobile and fixed wireless applications from 450 MHz to 3.5 GHz, Unity Wireless delivers RF subsystem solutions for the networks of today and tomorrow.  The Company’s integrated subsystems, single-carrier and multi-carrier power amplifier products deliver world-class efficiency and performance with field-proven quality and reliability in thousands of base stations and repeaters around the world.

Forward Looking Statements

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "believe," "expect," “feel,” "plan," "anticipate," “should” and other similar expressions generally identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  These forward-looking statements are subject to a number of risks and uncertainties, including without limitation, inability to raise the funds necessary for the Company’s continued operations, changes in external market factors including the economy and other risks and uncertainties indicated in the Company's most recent SEC filing on form SB-2.  Actual results could differ materially from the results referred to in the forward-looking statements.

For More Information Contact:

James E. Carruthers, Unity Wireless, (604) 267-2716   jamesc@unitywireless.com

Mike Mulshine, Osprey Partners, (732) 292-0982   osprey57@optonline.net

Footnotes